UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2012

MAXRAY OPTICAL TECHNOLOGY CO. LTD.

(Exact name of small business issuer as specified in its charter)

Delaware

333-147225

N/A

 (State or other Jurisdiction  (Commission File Number)  (IRS Employer Identification

of incorporation)         Number)

5618 Tenth Line West, Unit 9

Mississauga, Ontario, CANADA L5M 7L9

 (Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Election of Directors; Appointment of Certain Officers

On October 12, 2012, the Board of Directors of Maxray Optical Technology Co. Ltd. (“Maxray”) appointed Mr. Jack Chen, Chairman of the Board. The board resolved to appoint Mr. Chen in lieu of holding a shareholder meeting regarding same pursuant to the provisions of the Bylaws of the Corporation.

On October 12, 2012, the Board of Directors of Maxray Optical Technology Co. Ltd. also appointed Mr. Jack Chen, Chief Executive Officer and President of the Corporation.

_____________________________________________________________________________

EXHIBIT INDEX

The following exhibits are furnished pursuant to item 5.02 (Election of Directors; Appointment of Certain Officers)

Exhibit Number	Description
10.1	Chairman Acceptance
10.2	Officer Acceptance

______________________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2012                                  Maxray Optical Technology Co. Ltd.

                                                                                                 /S/

                                                                               _______________________

                                                                               George Parselias, CFO and Director

Exhibit 10.1

ACCEPTANCE OF APPOINTMENT AS DIRECTOR

I, Jack Chen, having been appointed as a Director of Maxray Optical Technology Co., Ltd., a Delaware Corporation, do hereby accept said position effective as to the time of my appointment and as acknowledged below.

           /S/

_____________________

Dated; October 12, 2012

Exhibit 10.2

ACCEPTANCE OF APPOINTMENT AS CORPORATE OFFICER

I, Jack Chen, having been appointed as Chief Executive Officer and President of Maxray Optical Technology Co., Ltd., a Delaware Corporation, do hereby accept said positions effective as to the time of my appointment and as acknowledged below.

             /S/

_____________________

Dated; October 12, 2012

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